UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2013

NPC RESTAURANT HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-180524-04 (Commission File Number)	20-4509045 (I.R.S. Employer Identification No.)

7300 West 129th Street
Overland Park, Kansas 66213
(Address of principal executive office)(Zip Code)

(913) 327-5555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by NPC Restaurant Holdings, LLC (the “Company” or “NPC”) on December 9, 2013 (the “Initial Filing”), in which NPC reported the completion of an acquisition of Wendy's ® restaurant units from Wendy’s Old Fashioned Hamburgers of New York, Inc. (“WOFHNY”), an indirect wholly-owned subsidiary of The Wendy's Company (“Wendy's”). As reported in the Initial Filing, NPC completed the acquisition of 54 Wendy's restaurant units located in the Salt Lake City metropolitan area (the “Salt Lake City Acquisition Units”). Additionally, as discussed in the Initial Filing, the Company had previously disclosed that on July 22, 2013 it completed the acquisition of 22 Wendy's restaurant units located in the Kansas City metropolitan area from WOFHNY (the “Kansas City Acquisition Units”). All of these restaurant units are currently owned and operated by the Company's wholly-owned subsidiary, NPC Quality Burgers, Inc. The Salt Lake City Acquisition Units and Kansas City Acquisition Units are collectively referred herein to as the “Acquisition Units” or “Wendy’s Restaurants”.

This Amendment No. 1 is being filed to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K relating to the Acquisition Units. Except for the filing of such financial statements and pro forma financial information and related exhibits, this Amendment No. 1 does not amend the Initial Filing. The information previously reported in the Current Report on Form 8-K filed on December 9, 2013 is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
Historically, the Acquisition Units were operated by WOFHNY, an indirect wholly-owned subsidiary of Wendy's, and were not operated as a separately identifiable business segment. It is the Company’s understanding that the Acquisition Units were not managed by WOFHNY as a stand-alone business, the Acquisition Units were not accounted for as separate stand-alone entities, separate financial statements were not historically prepared for the Acquisition Units and WOFHNY did not allocate corporate expenses to the Acquisition Units. Consequently, the Company believes the full financial statements and other financial information required by Rule 3-05 of Regulation S-X with regard to the Acquisition Units cannot be provided without unreasonable effort and expense; further, the Company believes that the omission of the full financial statements and other financial information required by Rule 3-05 of Regulation S-X with regard to the Acquisition Units would not have a material impact on a reader’s understanding of the Company’s financial results and condition and related trends. By letter dated December 4, 2013 (the “December 4, 2013 letter”), the staff of the Securities and Exchange Commission (“SEC”) informed the Company that the staff would not object to the Company filing Statements of Revenues and Direct Operating Expenses and Statements of Assets Acquired and Liabilities Assumed for the Wendy’s Restaurants for the periods called for by Rule 3-05 of Regulation S-X and the December 4, 2013 Letter.

Included herein as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference are the Statements of Assets Acquired and Liabilities Assumed of the Salt Lake City Acquisition Units as of September 29, 2013 and December 30, 2012 and the related Statements of Revenues and Direct Operating Expenses for the nine months ended September 29, 2013 and September 30, 2012 and fiscal year ended December 30, 2012, and the notes related thereto, together with the Independent Auditors' report thereon. Additionally, included herein as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference are the Statements of Assets Acquired and Liabilities Assumed of the Kansas City Acquisition Units as of June 30, 2013 and December 30, 2012 and the related Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2013 and July 1, 2012 and fiscal year ended December 30, 2012, and the notes related thereto, together with the Independent Auditors’ report thereon.

(b)	Pro forma financial information
Included herein as Exhibit 99.4 to this Amendment No. 1 and incorporated herein by reference are the Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 24, 2013 reflecting the acquisition of the Salt Lake City Acquisition Units and the related Unaudited Pro Forma Condensed Consolidated Statements of Income for the 39 weeks ended September 24, 2013 and the 52 weeks ended December 25, 2012 reflecting the acquisition of the Acquisition Units, and the notes related thereto (collectively, the “Unaudited Pro Forma Condensed Consolidated Financial Statements”). The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 24, 2013 does not include adjustments reflecting the acquisition of the Kansas City Acquisition Units because these restaurant units are already reflected in the Company's unaudited Consolidated Balance Sheet dated September 24, 2013 filed with the SEC in the Company's Quarterly Report on Form 10-Q for the 39 weeks ended September 24, 2013.
The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with NPC’s historical financial statements and management’s discussion and analysis of financial condition and results of operations in its periodic reports filed with the SEC. The information contained in Exhibit 99.4 does not modify or update any disclosures for the periods presented. The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for illustrative purposes only and are not intended to be indicative of the results of operations or financial position that would have been achieved had the acquisitions been consummated as of the dates indicated in Exhibit 99.4, nor do the Unaudited Pro Forma Condensed Consolidated Financial Statements purport to indicate results which may be attained in the future.

(d)	Exhibits
The following additional exhibits are filed:
Number    Description

99.2
Statements of Assets Acquired and Liabilities Assumed of the Wendy’s Restaurants (Salt Lake City Acquisition Units) as of September 29, 2013 (unaudited) and December 30, 2012 and the related Statements of Revenues and Direct Operating Expenses for the nine months ended September 29, 2013 (unaudited) and September 30, 2012 (unaudited) and the fiscal year ended December 30, 2012 and the notes related thereto, together with the Independent Auditors’ report thereon.

99.3
Statements of Assets Acquired and Liabilities Assumed of the Wendy’s Restaurants (Kansas City Acquisition Units) as of June 30, 2013 (unaudited) and December 30, 2012 and the related Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2013 (unaudited) and July 1, 2012 (unaudited) and the fiscal year ended December 30, 2012 and the notes related thereto, together with the Independent Auditors’ report thereon.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements of NPC Restaurant Holdings, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC RESTAURANT HOLDINGS, LLC

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President—Finance and Chief Financial Officer

Date: February 18, 2014

INDEX TO EXHIBITS
Exhibit        Description

99.2
Statements of Assets Acquired and Liabilities Assumed of the Wendy’s Restaurants (Salt Lake City Acquisition Units) as of September 29, 2013 (unaudited) and December 30, 2012 and the related Statements of Revenues and Direct Operating Expenses for the nine months ended September 29, 2013 (unaudited) and September 30, 2012 (unaudited) and the fiscal year ended December 30, 2012 and the notes related thereto, together with the Independent Auditors’ report thereon.

99.3
Statements of Assets Acquired and Liabilities Assumed of the Wendy’s Restaurants (Kansas City Acquisition Units) as of June 30, 2013 (unaudited) and December 30, 2012 and the related Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2013 (unaudited) and July 1, 2012 (unaudited) and the fiscal year ended December 30, 2012 and the notes related thereto, together with the Independent Auditors’ report thereon.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements of NPC Restaurant Holdings, LLC.